February 24, 2023

PRESERVER ALTERNATIVE OPPORTUNITIES FUND

Institutional Shares (PAOIX)

A Series of Capitol Series Trust

Supplement to the Prospectus and Statement of Additional Information (“SAI”), Each Dated December 29, 2022

Approval of Interim Investment Advisory Agreement and Interim Expense Limitation Agreement

At a special meeting of the Board of Trustees (the “Board”) of Capitol Series Trust (the “Trust”) held on February 1, 2023 (the “Special Meeting”), the Board approved an Interim Investment Advisory Agreement (“Interim Advisory Agreement”) and an Interim Expense Limitation Agreement (“Interim ELA”) between Preserver Partners, LLC (“Preserver Partners” or the “Adviser”) and the Trust on behalf of the Preserver Alternative Opportunities Fund (the “Fund”), effective January 23, 2023, each for a maximum term of 150 days. There is no increase to fees or expenses that the Fund pays pursuant to the Interim Advisory Agreement and the Interim ELA. Approval of the Interim Advisory Agreement and the Interim ELA was required because of the untimely death of Dr. Floyd Tyler, CFA, the founder and majority owner of the Adviser and the portfolio manager of the Fund, on January 23. 2023.

Preserver Partners has served as investment adviser to the Fund since the Fund’s inception on March 16, 2016, with Dr. Tyler serving as the Fund’s sole portfolio manager until the date of his death. At the time of Dr. Tyler’s death, Preserver Partners was beneficially owned by Dr. Tyler and Dana Pointer, Preserver’s Chief Operating Officer and Chief Compliance Officer, with Dr. Floyd Tyler owning a majority interest and Ms. Pointer owning a non-controlling interest. As a result of Dr. Floyd Tyler’s passing on January 23, 2023, a change in beneficial majority ownership occurred which constituted a “change in control” of the Adviser, an event that that is deemed to be an “assignment” of Preserver’s advisory agreement with the Fund, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), which, in turn, automatically terminated the existing Investment Advisory Agreement between the Trust and the Adviser.

At the Special Meeting the Board also authorized the filing of proxy materials with the U.S. Securities and Exchange Commission for shareholders of the Fund to approve a new Investment Advisory Agreement between Preserver Partners and the Trust on behalf of the Fund (the “New Advisory Agreement”). A Special Meeting of Shareholders is contemplated and proper notice of the meeting date will be distributed to shareholders of the Fund with the proxy materials.

John “Mick” Clowers, CFA, CFP, Preserver Partners’ Director of Research since 2018, began serving as Interim Portfolio Manager of the Fund on January 23, 2023. Mr. Clowers has been actively involved in the Fund’s investment management process since joining the firm.

No changes are planned with regard to the investment strategy of the Fund. The Fund’s daily operations and investment activities are not expected to be affected as a result of the Interim Advisory Agreement. Additionally, under the New Advisory Agreement, there will be no increase in any fees or expenses that the Fund pays.

Further Information

For further information, please contact the Fund toll-free at (844) 838-2119. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.preserverfunds.com.

Investors Should Retain this Supplement for Future Reference.